Exhibit 99.3

Supplemental Operating and Financial Data
Fourth Quarter and Year Ended December 31, 2018

Q4 2018 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 34 through 41.

Q4 2018 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Recreation, Education and Other specialty investments.

ENTERTAINMENT

- MEGAPLEX THEATRES
- ENTERTAINMENT RETAIL CENTERS
- FAMILY ENTERTAINMENT CENTERS

RECREATION

- GOLF ENTERTAINMENT COMPLEXES
- SKI AREAS
- ATTRACTIONS
- OTHER RECREATION

EDUCATION

- PUBLIC CHARTER SCHOOLS
- PRIVATE SCHOOLS
- EARLY CHILDHOOD EDUCATION

COMPANY STRATEGY
Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.
EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Recreation and Education. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

INFLECTION OPPORTUNITY - Renewal or restructuring in an industry’s properties
ENDURING VALUE - Real estate devoted to and improving long-lived activities
EXCELLENT EXECUTION - Market-dominant performance that creates value beyond tenant credit
ATTRACTIVE ECONOMICS - Accretive initial returns along with growth in yield
ADVANTAGEOUS POSITION - Sustainable competitive advantages

Q4 2018 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Craig Evans	Mike Hirons
Senior Vice President, General Counsel and Secretary	Senior Vice President - Strategy and Asset Management

Tonya Mater
Vice President and Chief Accounting Officer

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrG
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone/Nikita Bely	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	John Massocca	212-409-2056
Raymond James & Associates	Collin Mings	727-567-2585
RBC Capital Markets	Michael Carroll	440-715-2649
Stifel	Simon Yarmak	443-224-1345
SunTrust Robinson Humphrey	Ki Bin Kim	212-303-4124

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q4 2018 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
Operating Information:	2018	2017	2018	2017
Revenue	$166,487	$147,700	$700,731	$575,991
Net income available to common shareholders of EPR Properties	47,997	54,668	242,841	234,218
EBITDAre (1)	137,586	124,836	608,917	492,892
Adjusted EBITDA (1)	137,716	139,150	545,933	506,888
Interest expense, net	33,515	35,271	135,507	133,124
Recurring principal payments	—	197	—	3,241
Capitalized interest	2,669	2,046	9,904	9,879
Straight-lined rental revenue	3,216	(7,085)	10,229	4,332
Dividends declared on preferred shares	6,034	6,438	24,142	24,293
Dividends declared on common shares	80,292	75,297	321,119	291,179
General and administrative expense	12,165	9,596	48,889	43,383

	DECEMBER 31,
Balance Sheet Information:	2018	2017
Total assets	$6,131,390	$6,191,493
Accumulated depreciation	883,174	741,334
Total assets before accumulated depreciation (gross assets)	7,014,564	6,932,827
Cash and cash equivalents	5,872	41,917
Debt	2,986,054	3,028,827
Deferred financing costs, net	33,941	32,852
Net debt (1)	3,014,123	3,019,762
Equity	2,865,023	2,927,325
Common shares outstanding	74,348	74,125
Total market capitalization (using EOP closing price)	8,145,652	8,243,194
Net debt/total market capitalization	37%	37%
Net debt/gross assets	43%	44%
Net debt/Adjusted EBITDA (2)	5.5	5.4
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.4	5.4

(1) See pages 31 through 33 for definitions. See calculation on page 40.
(2) Adjusted EBITDA is for the quarter multiplied times four. See pages 31 through 33 for definitions. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

Q4 2018 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017
Rental properties:
Entertainment	$2,909,024	$2,875,959	$2,854,274	$2,812,120	$2,762,801	$2,696,125
Recreation	1,614,100	1,502,639	1,476,759	1,452,087	1,420,690	1,361,445
Education	1,209,393	1,204,851	1,175,973	1,170,548	1,005,340	1,033,149
Other	174,714	156,786	156,786	156,786	156,734	156,659
Less: accumulated depreciation	(883,174)	(848,280)	(810,604)	(776,404)	(741,334)	(711,384)
Land held for development	34,177	31,076	31,076	33,693	33,692	33,674
Property under development	287,546	289,228	268,090	249,931	257,629	284,211
Mortgage notes receivable: (1)
Entertainment	—	23,327	23,321	31,061	31,105	39,679
Recreation	368,655	365,100	439,759	614,405	602,145	602,701
Education	148,812	184,273	178,348	174,371	337,499	329,991
Investment in direct financing leases, net	20,558	20,495	58,305	58,101	57,903	57,698
Investment in joint ventures	34,486	5,018	4,999	5,538	5,602	5,616
Cash and cash equivalents	5,872	74,153	3,017	24,514	41,917	11,412
Restricted cash	12,635	22,031	11,283	15,640	17,069	24,323
Accounts receivable, net	98,369	104,757	97,804	88,750	93,693	99,213
Other assets	96,223	102,657	135,034	127,725	109,008	108,498
Total assets	$6,131,390	$6,114,070	$6,104,224	$6,238,866	$6,191,493	$6,133,010

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$168,463	$138,829	$122,359	$117,583	$136,929	$140,582
Common dividends payable	26,765	26,761	26,765	26,755	25,203	25,046
Preferred dividends payable	6,034	6,036	6,036	6,036	4,982	5,951
Unearned rents and interest	79,051	90,287	79,121	81,461	68,227	85,198
Line of credit	30,000	—	30,000	570,000	210,000	170,000
Deferred financing costs, net	(33,941)	(35,033)	(36,020)	(28,558)	(32,852)	(33,951)
Other debt	2,989,995	2,989,995	2,989,995	2,589,995	2,851,679	2,851,876
Total liabilities	3,266,367	3,216,875	3,218,256	3,363,272	3,264,168	3,244,702
Equity:
Common stock and additional paid-in- capital	3,505,266	3,497,055	3,492,333	3,487,902	3,479,755	3,421,631
Preferred stock at par value	148	148	148	148	148	138
Treasury stock	(130,728)	(129,801)	(129,048)	(128,707)	(121,591)	(121,539)
Accumulated other comprehensive income	12,085	19,246	17,497	16,481	12,483	10,919
Distributions in excess of net income	(521,748)	(489,453)	(494,962)	(500,230)	(443,470)	(422,841)
Total equity	2,865,023	2,897,195	2,885,968	2,875,594	2,927,325	2,888,308
Total liabilities and equity	$6,131,390	$6,114,070	$6,104,224	$6,238,866	$6,191,493	$6,133,010

(1) Includes related accrued interest receivable.

Q4 2018 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017
Rental revenue:
Entertainment	$76,742	$75,552	$74,640	$74,848	$74,383	$70,621
Recreation	38,732	36,215	34,443	33,432	33,909	32,171
Education	27,757	26,851	25,649	22,385	12,862	21,479
Other	2,284	2,287	2,287	2,259	2,292	2,290
Mortgage and other financing income:
Entertainment	4,457	612	2,100	802	981	1,151
Recreation	8,277	29,678	57,540	13,705	13,590	14,140
Education	7,803	4,849	5,562	6,907	9,106	9,023
Other income	435	365	646	630	577	522
Total revenue	$166,487	$176,409	$202,867	$154,968	$147,700	$151,397

Property operating expense	8,890	6,968	7,334	7,564	12,891	6,340
Other expense	325	118	—	—	242	—
General and administrative expense	12,165	11,424	12,976	12,324	9,596	12,070
Severance expense	5,938	—	—	—	—	—
Litigation settlement expense	—	—	2,090	—	—	—
Costs associated with loan refinancing or payoff	—	—	15	31,943	58	1,477
Interest expense, net	33,515	33,576	34,079	34,337	35,271	34,194
Transaction costs	1,583	1,101	405	609	135	113
Impairment charges	10,735	—	16,548	—	—	—
Depreciation and amortization	39,541	38,623	37,582	37,684	37,027	34,694
Income before equity in income in joint ventures and other items	53,795	84,599	91,838	30,507	52,480	62,509
Equity in (loss) income from joint ventures	(5)	20	(88)	51	(14)	35
Gain on sale of real estate	349	2,215	473	—	13,480	997
Gain on sale of investment in direct financing leases	—	5,514	—	—	—	—
Income tax expense	(108)	(515)	(642)	(1,020)	(383)	(587)
Net income	54,031	91,833	91,581	29,538	65,563	62,954
Preferred dividend requirements	(6,034)	(6,036)	(6,036)	(6,036)	(6,438)	(5,951)
Preferred share redemption costs	—	—	—	—	(4,457)	—
Net income available to common shareholders of EPR Properties	$47,997	$85,797	$85,545	$23,502	$54,668	$57,003

Q4 2018 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017
Net income available to common shareholders of EPR Properties	$47,997	$85,797	$85,545	$23,502	$54,668	$57,003
Gain on sale of real estate	(349)	(2,215)	(473)	—	(13,480)	(997)
Gain on sale of investment in direct financing leases	—	(5,514)	—	—	—	—
Impairment of charges	10,735	—	16,548	—	—	—
Real estate depreciation and amortization	39,297	38,388	37,359	37,464	36,797	34,457
Allocated share of joint venture depreciation	56	54	58	58	55	55
FFO available to common shareholders of EPR Properties	$97,736	$116,510	$139,037	$61,024	$78,040	$90,518
FFO available to common shareholders of EPR Properties	$97,736	$116,510	$139,037	$61,024	$78,040	$90,518
Add: Preferred dividends for Series C preferred shares	1,939	1,940	1,940	—	1,940	1,941
Add: Preferred dividends for Series E preferred shares	1,939	1,939	—	—	1,940	—
Diluted FFO available to common shareholders of EPR Properties	$101,614	$120,389	$140,977	$61,024	$81,920	$92,459

FUNDS FROM OPERATIONS AS ADJUSTED (1):
FFO available to common shareholders of EPR Properties	$97,736	$116,510	$139,037	$61,024	$78,040	$90,518
Costs associated with loan refinancing or payoff	—	—	15	31,943	58	1,477
Transaction costs	1,583	1,101	405	609	135	113
Severance expense	5,938	—	—	—	—	—
Litigation settlement expense	—	—	2,090	—	—	—
Preferred share redemption costs	—	—	—	—	4,457	—
Termination fee included in gain on sale	—	1,864	—	—	13,275	954
Deferred income tax (benefit) expense	(182)	92	235	428	(99)	227
FFO as adjusted available to common shareholders of EPR Properties	$105,075	$119,567	$141,782	$94,004	$95,866	$93,289

FFO as adjusted available to common shareholders of EPR Properties	$105,075	$119,567	$141,782	$94,004	$95,866	$93,289
Add: Preferred dividends for Series C preferred shares	1,939	1,940	1,940	1,940	1,940	1,941
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	1,940	—
Diluted FFO as adjusted available to common shareholders of EPR Properties	$108,953	$123,446	$145,661	$97,883	$99,746	$95,230
FFO per common share:
Basic	$1.31	$1.57	$1.87	$0.82	$1.06	$1.23
Diluted	1.30	1.54	1.84	0.82	1.06	1.22
FFO as adjusted per common share:
Basic	$1.41	$1.61	$1.91	$1.27	$1.30	$1.27
Diluted	1.39	1.58	1.87	1.26	1.29	1.26
Shares used for computation (in thousands):
Basic	74,343	74,345	74,329	74,146	73,774	73,663
Diluted	74,402	74,404	74,365	74,180	73,832	73,724
Effect of dilutive Series C preferred shares	2,133	2,122	2,110	2,098	2,083	2,072
Adjusted weighted-average shares outstanding-diluted Series C	76,535	76,526	76,475	76,278	75,915	75,796
Effect of dilutive Series E preferred shares	1,615	1,610	1,604	1,598	1,592	—
Adjusted weighted-average shares outstanding-diluted Series C and Series E	78,150	78,136	78,079	77,876	77,507	75,796
(1) See pages 31 through 33 for definitions.

Q4 2018 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017

FFO available to common shareholders of EPR Properties	$97,736	$116,510	$139,037	$61,024	$78,040	$90,518
Adjustments:
Costs associated with loan refinancing or payoff	—	—	15	31,943	58	1,477
Transaction costs	1,583	1,101	405	609	135	113
Severance expense	5,938	—	—	—	—	—
Litigation settlement expense	—	—	2,090	—	—	—
Preferred share redemption costs	—	—	—	—	4,457	—
Termination fees included in gain on sale	—	1,864	—	—	13,275	954
Deferred income tax (benefit) expense	(182)	92	235	428	(99)	227
Non-real estate depreciation and amortization	244	235	223	220	230	237
Deferred financing fees amortization	1,490	1,470	1,439	1,398	1,588	1,598
Share-based compensation expense to management and trustees	3,816	3,687	3,817	3,791	3,576	3,605
Amortization of above/below market leases, net and tenant allowances	(54)	(55)	(55)	(417)	(66)	(55)
Maintenance capital expenditures (2)	(336)	(540)	(527)	(698)	(1,207)	(1,125)
Straight-lined rental revenue	(3,216)	(3,079)	(2,060)	(1,874)	7,085	(2,357)
Non-cash portion of mortgage and other financing income	(784)	(819)	(784)	(656)	(719)	(905)
AFFO available to common shareholders of EPR Properties	$106,235	$120,466	$143,835	$95,768	$106,353	$94,287

AFFO available to common shareholders of EPR Properties	$106,235	$120,466	$143,835	$95,768	$106,353	$94,287
Add: Preferred dividends for Series C preferred shares	1,939	1,940	1,940	1,940	1,940	1,941
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	1,940	—
Diluted AFFO available to common shareholders of EPR Properties	$110,113	$124,345	$147,714	$99,647	$110,233	$96,228

Weighted average diluted shares outstanding (in thousands)	74,402	74,404	74,365	74,180	73,832	73,724
Effect of dilutive Series C preferred shares	2,133	2,122	2,110	2,098	2,083	2,072
Effect of dilutive Series E preferred shares	1,615	1,610	1,604	1,598	1,592	—
Adjusted weighted-average shares outstanding-diluted	78,150	78,136	78,079	77,876	77,507	75,796

AFFO per diluted common share	$1.41	$1.59	$1.89	$1.28	$1.42	$1.27

Dividends declared per common share	$1.08	$1.08	$1.08	$1.08	$1.02	$1.02

AFFO payout ratio (3)	77%	68%	57%	84%	72%	80%

(1) See pages 31 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q4 2018 Supplemental	Page 10

CAPITAL STRUCTURE AS OF DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (2)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2019	$—	$—	$—	$—	—%
2020	—	—	—	—	—%
2021	—	—	—	—	—%
2022	—	30,000	350,000	380,000	5.57%
2023	400,000	—	275,000	675,000	3.80%
2024	—	—	148,000	148,000	4.35%
2025	—	—	300,000	300,000	4.50%
2026	—	—	642,000	642,000	4.69%
2027	—	—	450,000	450,000	4.50%
2028	—	—	400,000	400,000	4.95%
2029	—	—	—	—	—%
Thereafter	24,995	—	—	24,995	2.50%
Less: deferred financing costs, net	—	—	—	(33,941)	—%
	$424,995	$30,000	$2,565,000	$2,986,054	4.55%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate secured debt		$—	—%	—
Fixed rate unsecured debt (1)		2,915,000	4.60%	6.60
Variable rate secured debt		24,995	2.50%	28.58
Variable rate unsecured debt		80,000	3.49%	3.78
Less: deferred financing costs, net		(33,941)	—%	—
Total		$2,986,054	4.55%	6.70

(1) Includes $350 million of term loan that has been fixed through interest rate swaps through February 7, 2022.
(2) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 12/31/2018	MATURITY	AT 12/31/2018

	$1,000,000	$30,000	February 27, 2022	3.50%

Note: This facility has a seven-month extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature pursuant to which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.4 billion to $2.4 billion, in each case, subject to certain terms and conditions.

Q4 2018 Supplemental	Page 11

CAPITAL STRUCTURE AS OF DECEMBER 31, 2018 AND 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	December 31, 2018	December 31, 2017

Mortgage note payable, 6.19%, prepaid in full on January 2, 2018	$—	$11,684
Senior unsecured notes payable, 7.75%, prepaid in full on February 28, 2018	—	250,000
Unsecured revolving variable rate credit facility, LIBOR + 1.00%, due February 27, 2022	30,000	210,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Unsecured term loan payable, LIBOR + 1.10%, $350,000 fixed at 2.71% through April 5, 2019 and 3.15% from April 6, 2019 to February 7, 2022, due February 27, 2023	400,000	400,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	—
Bonds payable, variable rate, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(33,941)	(32,852)
Total debt	$2,986,054	$3,028,827

Q4 2018 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF DECEMBER 31, 2018

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company has outstanding public senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 4.95%, 5.25% and 5.75%. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 4.95%, 5.25% and 5.75% public senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of December 31, 2018 and September 30, 2018 are:

		Actual	Actual
NOTE COVENANTS	Required	4th Quarter 2018 (1)	3rd Quarter 2018 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	44%	44%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	—%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	4.1x	4.4x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	222%	223%

(1) See page 14 for detailed calculations.

Q4 2018 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	December 31, 2018				TOTAL DEBT:			December 31, 2018
Total Assets per balance sheet	$6,131,390				Secured debt obligations			$24,995
Add: accumulated depreciation	883,174				Unsecured debt obligations:
Less: intangible assets, net	(42,491)				Unsecured debt			2,995,000
Total Assets	$6,972,073				Outstanding letters of credit			—
					Guarantees			24,735
					Derivatives at fair market value, net, if liability			—
					Total unsecured debt obligations:			3,019,735
TOTAL UNENCUMBERED ASSETS:	December 31, 2018				Total Debt			$3,044,730
Unencumbered real estate assets, gross	$6,379,024
Cash and cash equivalents	5,872
Land held for development	34,177
Property under development	287,546
Total Unencumbered Assets	$6,706,619

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	4TH QUARTER 2018		3RD QUARTER 2018		2ND QUARTER 2018		1ST QUARTER 2018	TRAILING TWELVE MONTHS
Adjusted EBITDA per bond documents	$145,107	(1)	$157,899	(1)	$182,557	(1)	$135,080	$620,643
Less: straight-line rental revenue	(3,216)		(3,079)		(2,060)		(1,874)	(10,229)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$141,891		$154,820		$180,497		$133,206	$610,414

ANNUAL DEBT SERVICE:
Interest expense, gross	$36,304		$36,360		$36,468		$36,646	$145,778
Less: deferred financing fees amortization	(1,490)		(1,470)		(1,439)		(1,398)	(5,797)
ANNUAL DEBT SERVICE	$34,814		$34,890		$35,029		$35,248	$139,981

DEBT SERVICE COVERAGE	4.1		4.4		5.2		3.8	4.4

(1) Includes prepayment fees.

Q4 2018 Supplemental	Page 14

CAPITAL STRUCTURE AS OF DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY

SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT DECEMBER 31, 2018	LIQUIDIATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT DECEMBER 31, 2018	CONVERSION PRICE AT DECEMBER 31, 2018

Common shares	74,347,856	$64.03	N/A	(1)	N/A	N/A	N/A
Series C	5,394,050	$26.89	$134,851	5.750%	Y	0.3954	$63.23
Series E	3,447,381	$34.00	$86,185	9.000%	Y	0.4686	$53.35
Series G	6,000,000	$20.90	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at December 31, 2018 multiplied by closing price at December 31, 2018				$4,760,493
Aggregate liquidation value of Series C preferred shares (2)				134,851
Aggregate liquidation value of Series E preferred shares (2)				86,185
Aggregate liquidation value of Series G preferred shares (2)				150,000
Net debt at December 31, 2018 (3)				3,014,123
Total consolidated market capitalization				$8,145,652

(1) Total monthly dividends declared in the fourth quarter of 2018 were $1.08 per share.
(2) Excludes accrued unpaid dividends at December 31, 2018.
(3) See pages 31 through 33 for definitions.

Q4 2018 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017
Net debt to total market capitalization	37%	35%	37%	41%	37%	35%

Net debt to gross assets	43%	42%	44%	45%	44%	44%

Net debt/Adjusted EBITDA (1)(2)	5.5	5.3	5.6	5.8	5.4	5.7

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.4	5.3	5.5	5.6	5.4	5.4

Interest coverage ratio (5)	3.8	3.8	3.7	3.7	3.6	3.6

Fixed charge coverage ratio (5)	3.3	3.3	3.2	3.2	3.1	3.1

Debt service coverage ratio (5)	3.8	3.8	3.7	3.7	3.6	3.6

FFO payout ratio (6)	83%	70%	59%	132%	96%	84%

FFO as adjusted payout ratio (7)	78%	68%	58%	86%	79%	81%

AFFO payout ratio (8)	77%	68%	57%	84%	72%	80%

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q4 2018 Supplemental	Page 16

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017
Net income	$54,031	$91,833	$91,581	$29,538	$65,563	$62,954
Impairment charges	10,735	—	16,548	—	—	—
Transaction costs	1,583	1,101	405	609	135	113
Interest expense, gross	36,304	36,360	36,468	36,646	37,360	36,753
Severance expense	5,938	—	—	—	—	—
Litigation settlement expense	—	—	2,090	—	—	—
Depreciation and amortization	39,541	38,623	37,582	37,684	37,027	34,694
Share-based compensation expense
to management and trustees	3,816	3,687	3,817	3,791	3,576	3,605
Costs associated with loan refinancing or payoff	—	—	15	31,943	58	1,477
Interest cost capitalized	(2,669)	(2,697)	(2,294)	(2,244)	(2,046)	(2,492)
Straight-line rental revenue	(3,216)	(3,079)	(2,060)	(1,874)	7,085	(2,357)
Gain on sale of real estate	(349)	(2,215)	(473)	—	(13,480)	(997)
Gain on sale of investment in direct financing leases	—	(5,514)	—	—	—	—
Prepayment fees	(7,391)	(20,026)	(47,293)	—	(834)	—
Deferred income tax (benefit) expense	(182)	92	235	428	(99)	227
Interest coverage amount	$138,141	$138,165	$136,621	$136,521	$134,345	$133,977

Interest expense, net	$33,515	$33,576	$34,079	$34,337	$35,271	$34,194
Interest income	120	87	95	65	43	67
Interest cost capitalized	2,669	2,697	2,294	2,244	2,046	2,492
Interest expense, gross	$36,304	$36,360	$36,468	$36,646	$37,360	$36,753

Interest coverage ratio	3.8	3.8	3.7	3.7	3.6	3.6

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$138,141	$138,165	$136,621	$136,521	$134,345	$133,977

Interest expense, gross	$36,304	$36,360	$36,468	$36,646	$37,360	$36,753
Preferred share dividends	6,034	6,036	6,036	6,036	6,438	5,951
Fixed charges	$42,338	$42,396	$42,504	$42,682	$43,798	$42,704

Fixed charge coverage ratio	3.3	3.3	3.2	3.2	3.1	3.1

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$138,141	$138,165	$136,621	$136,521	$134,345	$133,977
Interest expense, gross	$36,304	$36,360	$36,468	$36,646	$37,360	$36,753
Recurring principal payments	—	—	—	—	197	192
Debt service	$36,304	$36,360	$36,468	$36,646	$37,557	$36,945

Debt service coverage ratio	3.8	3.8	3.7	3.7	3.6	3.6
(1) See pages 31 through 33 for definitions. See Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures.

Q4 2018 Supplemental	Page 17

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
SUMMARY OF MORTGAGE NOTES RECEIVABLE	OPERATING SEGMENT	DECEMBER 31, 2018	DECEMBER 31, 2017
Mortgage note and related accrued interest receivable, 10.14%, reclassified to rental properties January 1, 2018 due to implementation of ASC 610-20	Education	$—	$2,500
Mortgage note and related accrued interest receivable, 8.50%, reclassified to rental properties January 1, 2018 due to implementation of ASC 610-20	Education	—	9,631
Mortgage notes, 7.25%, borrower exercised conversion option on February 16, 2018	Education	—	142,900
Mortgage note and related accrued interest receivable, 7.00%, prepaid in full March 12, 2018	Education	—	1,474
Mortgage note and related accrued interest receivable, 7.50%, prepaid in full March 26, 2018	Education	—	9,056
Mortgage notes, 8.50%, prepaid in full on September 27, 2018	Recreation	—	249,213
Mortgage note and related accrued interest receivable, 9.25%, prepaid in full November 30, 2018	Entertainment	—	31,105
Mortgage note and related accrued interest receivable, 9.00%, prepaid in full December 11, 2018	Education	—	5,173
Mortgage notes and related accrued interest receivable, 10.00%, prepaid in full December 11, 2018	Education	—	33,269
Mortgage note and related accrued interest receivable, 9.00%, prepaid in full December 21, 2018	Education	—	1,454
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	Recreation	179,846	174,265
Mortgage note, 7.00%, due December 20, 2021	Education	54,535	57,890
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,803	5,803
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,977	10,880
Mortgage note, 11.31%, due July 1, 2033	Recreation	11,934	12,249
Mortgage note and related accrued interest receivable, 8.71% to 9.38%, due June 30, 2034	Education	8,835	8,711
Mortgage note and related accrued interest receivable, 10.0%, due August 31, 2034	Education	15,652	12,564
Mortgage note, 11.43%, due December 1, 2034	Recreation	51,050	51,050
Mortgage notes, 10.59%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 11.04%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.28%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 10.14%, due July 31, 2036	Education	6,383	6,304
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,068	18,068
Mortgage note and related accrued interest receivable, 9.95%, due December 31, 2036	Education	9,839	9,838
Mortgage note and related accrued interest receivable, 8.67%, due April 30, 2037	Education	4,952	4,717
Mortgage note and related accrued interest receivable, 8.93%, due June 30, 2037	Education	4,165	4,111
Mortgage note and related accrued interest receivable, 8.67%, due July 31, 2037	Education	4,236	4,235
Mortgage note, 8.75%, due August 31, 2037	Education	23,718	11,330
Mortgage note and related accrued interest receivable, 9.02%, due September 30, 2037	Education	14,325	11,684
Mortgage note and related accrued interest receivable, 7.85%, due January 31, 2038	Recreation	10,360	—
Mortgage note and related accrued interest receivable, 7.50%, due August 30, 2038	Education	2,172	658
Total mortgage notes and related accrued interest receivable		$517,467	$970,749

Q4 2018 Supplemental	Page 18

CAPITAL SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
2018 CAPITAL SPENDING	LOCATION	OPERATING SEGMENT	CAPITAL SPENDING THREE MONTHS ENDED DECEMBER 31, 2018	CAPITAL SPENDING YEAR ENDED DECEMBER 31, 2018
Development and redevelopment of megaplex theatres	various	Entertainment	$9,099	$42,269
Acquisition of megaplex theatres	various	Entertainment	14,923	22,418
Development of other entertainment and retail projects	various	Entertainment	3,159	22,507
Development of Topgolf golf entertainment facilities	various	Recreation	15,964	88,154
Additions to mortgage note and notes receivable for attractions	various	Recreation	62	978
Acquisition of an other recreation property	Pagosa Springs, CO	Recreation	205	36,599
Acquisition of a fitness facility	Fort Collins, CO	Recreation	—	7,812
Acquisition of an attraction property	St. Louis, MO	Recreation	50,260	50,260
Acquisition of two recreation anchored lodging properties	St. Petersburg Beach, FL	Recreation	68,473	68,473
Investment in mortgage notes receivable for fitness facilities	various	Recreation	—	10,387
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	21,897	115,684
Development and redevelopment of recreation properties	various	Recreation	2,686	5,643
Development of public charter school properties	various	Education	7,222	36,987
Acquisition and development of early childhood education centers	various	Education	1,768	27,433
Investment in mortgage notes receivable for public charter schools	various	Education	4,749	19,467
Development of private school properties	various	Education	2,660	3,020
Investment in casino and resort project	Sullivan County, NY	Other	13,862	13,891
Total investment spending			$216,989	$571,982
Maintenance and other capital spending, net	various	n/a	336	3,599
Total capital spending			$217,325	$575,581

2018 DISPOSITIONS AND MORTGAGE NOTE PAYDOWNS	LOCATION	OPERATING SEGMENT	NET PROCEEDS THREE MONTHS ENDED DECEMBER 31, 2018	NET PROCEEDS YEAR ENDED DECEMBER 31, 2018
Mortgage note paydown	Chicago, IL	Entertainment	$28,032	$37,391
Sale of entertainment retail parcels	Warrenville, IL	Entertainment	—	4,202
Sale of excess land	Auburn, CA	Entertainment	—	65
Sale of undeveloped land	Ranson, WV	Entertainment	—	1,684
Sale of excess land	Olathe, KS	Entertainment	1,346	1,346
Mortgage note paydown	various	Recreation	—	316,261
Sale of excess land	Webster, TX	Recreation	—	293
Mortgage notes paydown	various	Education	41,423	51,918
Sale of early education center	Wallingford, CT	Education	—	1,635
Sale of public charter school	Vista, CA	Education	—	11,957
Sale of early education center and excess land	Parker, CO	Education	871	915
Sale of public charter schools classified as direct financing leases	various	Education	—	43,447
Total dispositions and mortgage note paydowns (excluding recurring principal payments and including prepayment fees)			$71,672	$471,114

Q4 2018 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT DECEMBER 31, 2018 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	DECEMBER 31, 2018		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	1ST QUARTER 2019	2ND QUARTER 2019	3RD QUARTER 2019	4TH QUARTER 2019	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Entertainment	$10,395	5	$6,160	$5,323	$933	$—	$—	$22,811	100%
Recreation (3)	249,911	5	45,500	22,667	7,667	5,667	—	331,412	100%
Education	16,879	6	9,640	11,800	8,000	3,100	—	49,419	100%
Total Build-to-Suit	277,185	16	$61,300	$39,790	$16,600	$8,767	$—	$403,642
Non Build-to-Suit Development	10,361
Total Property Under Development	$287,546

		DECEMBER 31, 2018	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	1ST QUARTER 2019	2ND QUARTER 2019	3RD QUARTER 2019	4TH QUARTER 2019	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 4TH QUARTER 2018
Entertainment		5	$2,261	$4,845	$12,320	$3,385	$—	$22,811	$31,645
Recreation		5	—	299,431	31,981	—	—	331,412	62,618
Education		6	24,173	—	25,246	—	—	49,419	5,604
Total Build-to-Suit		16	$26,434	$304,276	$69,547	$3,385	$—	$403,642	$99,867

	DECEMBER 31, 2018		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	1ST QUARTER 2019	2ND QUARTER 2019	3RD QUARTER 2019	4TH QUARTER 2019	THEREAFTER	TOTAL EXPECTED COSTS (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Recreation	—	—	—	—	—	—	—	—
Education	55,868	4	2,700	1,400	—	—	—	59,968
Total Build-to-Suit Mortgage Notes	55,868	4	$2,700	$1,400	$—	$—	$—	$59,968
Non Build-to-Suit Mortgage Notes	461,599
Total Mortgage Notes Receivable	$517,467

(1) This schedule includes only those properties for which the Company has commenced construction as of December 31, 2018.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Resorts World Catskills.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q4 2018 Supplemental	Page 20

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$76,742	$38,732	$27,757	$2,284	$145,515	$—	$145,515
Other income	123	—	—	—	123	312	435
Mortgage and other financing income	4,457	8,277	7,803	—	20,537	—	20,537
Total revenue	81,322	47,009	35,560	2,284	166,175	312	166,487

Property operating expense	6,179	35	2,053	449	8,716	174	8,890
Other expense	—	(118)	—	—	(118)	443	325
Total investment expenses	6,179	(83)	2,053	449	8,598	617	9,215
General and administrative expense	—	—	—	—	—	(12,165)	(12,165)
Prepayment fees	(4,031)	—	(3,360)	—	(7,391)	—	(7,391)
Adjusted EBITDA (1)	$71,112	$47,092	$30,147	$1,835	$150,186	$(12,470)	$137,716
	47%	31%	20%	1%	100%

Reconciliation to Consolidated Statements of Income:
Severance expense						(5,938)	(5,938)
Interest expense, net						(33,515)	(33,515)
Transaction costs						(1,583)	(1,583)
Impairment charges						(10,735)	(10,735)
Depreciation and amortization						(39,541)	(39,541)
Equity in loss from joint ventures						(5)	(5)
Gain on sale of real estate						349	349
Income tax expense						(108)	(108)
Prepayment fees						7,391	7,391
Net income							54,031
Preferred dividend requirements						(6,034)	(6,034)
Net income available to common shareholders of EPR Properties							$47,997

(1) See pages 31 through 33 for definitions.

Q4 2018 Supplemental	Page 21

FINANCIAL INFORMATION BY SEGMENT
FOR THE YEAR ENDED DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$301,782	$142,822	$102,642	$9,117	$556,363	$—	$556,363
Other income	270	62	—	—	332	1,744	2,076
Mortgage and other financing income	7,971	109,200	25,121	—	142,292	—	142,292
Total revenue	310,023	252,084	127,763	9,117	698,987	1,744	700,731

Property operating expense	24,141	126	3,933	1,901	30,101	655	30,756
Other expense	—	—	—	—	—	443	443
Total investment expenses	24,141	126	3,933	1,901	30,101	1,098	31,199
General and administrative expense	—	—	—	—	—	(48,889)	(48,889)
Prepayment fees	(5,390)	(65,960)	(3,360)	—	(74,710)	—	(74,710)
Adjusted EBITDA (1)	$280,492	$185,998	$120,470	$7,216	$594,176	$(48,243)	$545,933
	48%	31%	20%	1%	100%
Reconciliation to Consolidated Statements of Income:
Severance expense						(5,938)	(5,938)
Litigation settlement expense						(2,090)	(2,090)
Costs associated with loan refinancing or payoff						(31,958)	(31,958)
Interest expense, net						(135,507)	(135,507)
Transaction costs						(3,698)	(3,698)
Impairment charges						(27,283)	(27,283)
Depreciation and amortization						(153,430)	(153,430)
Equity in loss from joint ventures						(22)	(22)
Gain on sale of real estate						3,037	3,037
Gain on sale of investment in direct financing leases						5,514	5,514
Income tax expense						(2,285)	(2,285)
Prepayment fees						74,710	74,710
Net income							266,983
Preferred dividend requirements						(24,142)	(24,142)
Net income available to common shareholders of EPR Properties							$242,841
(1) See pages 31 through 33 for definitions.

Q4 2018 Supplemental	Page 22

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$74,383	$33,909	$12,862	$2,292	$123,446	$—	$123,446
Other income	—	—	—	—	—	577	577
Mortgage and other financing income	981	13,590	9,106	—	23,677	—	23,677
Total revenue	75,364	47,499	21,968	2,292	147,123	577	147,700

Property operating expense	6,115	31	6,163	387	12,696	195	12,891
Other expense	—	—	—	—	—	242	242
Total investment expenses	6,115	31	6,163	387	12,696	437	13,133
General and administrative expense	—	—	—	—	—	(9,596)	(9,596)
Straight-line rental revenue write-off related to Children's Learnings Adventure USA, LLC ("CLA")	—	—	9,010	—	9,010	—	9,010
Bad debt expense related to CLA	—	—	6,003	—	6,003	—	6,003
Prepayment fees	—	(232)	(602)	—	(834)	—	(834)
Adjusted EBITDA (1)	$69,249	$47,236	$30,216	$1,905	$148,606	$(9,456)	$139,150
	47%	32%	20%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(58)	(58)
Interest expense, net						(35,271)	(35,271)
Transaction costs						(135)	(135)
Depreciation and amortization						(37,027)	(37,027)
Equity in loss from joint ventures						(14)	(14)
Gain on sale of real estate						13,480	13,480
Income tax expense						(383)	(383)
Straight-line rental revenue write-off related to CLA						(9,010)	(9,010)
Bad debt expense related to CLA						(6,003)	(6,003)
Prepayment fees						834	834
Net income							65,563
Preferred dividend requirements						(6,438)	(6,438)
Preferred share redemption costs						(4,457)	(4,457)
Net income available to common shareholders of EPR Properties							$54,668

(1) See pages 31 through 33 for definitions.

Q4 2018 Supplemental	Page 23

FINANCIAL INFORMATION BY SEGMENT
FOR THE YEAR ENDED DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$283,247	$112,763	$79,031	$9,162	$484,203	$—	$484,203
Other income	614	—	1	—	615	2,480	3,095
Mortgage and other financing income	4,407	48,740	35,546	—	88,693	—	88,693
Total revenue	288,268	161,503	114,578	9,162	573,511	2,480	575,991

Property operating expense	23,175	117	6,314	1,407	31,013	640	31,653
Other expense	—	—	—	—	—	242	242
Total investment expenses	23,175	117	6,314	1,407	31,013	882	31,895
General and administrative expense	—	—	—	—	—	(43,383)	(43,383)
Gain on insurance recovery	(606)	—	—	—	(606)	—	(606)
Rental revenue adjustment related to CLA	—	—	1,612	—	1,612	—	1,612
Bad debt expense related to CLA	—	—	6,003	—	6,003	—	6,003
Prepayment fees	—	(232)	(602)	—	(834)	—	(834)
Adjusted EBITDA (1)	$264,487	$161,154	$115,277	$7,755	$548,673	$(41,785)	$506,888
	49%	29%	21%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(1,549)	(1,549)
Gain on early extinguishment of debt						977	977
Interest expense, net						(133,124)	(133,124)
Transaction costs						(523)	(523)
Impairment charges						(10,195)	(10,195)
Depreciation and amortization						(132,946)	(132,946)
Equity in income from joint ventures						72	72
Gain on sale of real estate						41,942	41,942
Income tax expense						(2,399)	(2,399)
Gain on insurance recovery						606	606
Rental revenue adjustment related to CLA						(1,612)	(1,612)
Bad debt expense related to CLA						(6,003)	(6,003)
Prepayment fees						834	834
Net income							262,968
Preferred dividend requirements						(24,293)	(24,293)
Preferred share redemption costs						(4,457)	(4,457)
Net income available to common shareholders of EPR Properties							$234,218

(1) See pages 31 through 33 for definitions.

Q4 2018 Supplemental	Page 24

TOTAL INVESTMENT BY SEGMENT
AS OF DECEMBER 31, 2018 AND 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	As of December 31, 2018
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,238,831	$1,497,759	$1,112,790	$174,677	$5,024,057
Add back accumulated depreciation on rental properties	670,193	116,341	96,603	37	883,174
Land held for development	4,457	—	9,552	20,168	34,177
Property under development	20,031	249,911	17,604	—	287,546
Mortgage notes and related accrued interest receivable, net	—	368,655	148,812	—	517,467
Investment in direct financing leases, net	—	—	20,558	—	20,558
Investment in joint ventures	4,962	29,524	—	—	34,486
Intangible assets, gross (1)	28,874	21,310	1,230	—	51,414
Notes receivable and related accrued interest receivable, net (1)	1,976	3,469	—	—	5,445
Total investments (2)	$2,969,324	$2,286,969	$1,407,149	$194,882	$6,858,324
% of total investments	43%	33%	21%	3%	100%

	As of December 31, 2017
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,156,131	$1,347,562	$943,804	$156,734	$4,604,231
Add back accumulated depreciation on rental properties	606,670	73,128	61,536	—	741,334
Land held for development	4,457	—	12,420	16,815	33,692
Property under development	101,252	125,217	25,454	5,706	257,629
Mortgage notes and related accrued interest receivable, net	31,105	602,145	337,499	—	970,749
Investment in direct financing leases, net	—	—	57,903	—	57,903
Investment in joint ventures	5,602	—	—	—	5,602
Intangible assets, gross (1)	26,466	7,513	1,230	—	35,209
Notes receivable and related accrued interest receivable, net (1)	1,976	3,107	—	—	5,083
Total investments (2)	$2,933,659	$2,158,672	$1,439,846	$179,255	$6,711,432
% of total investments	44%	32%	21%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of December 31, 2018 and 2017 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	12/31/2018	12/31/2017
Intangible assets, gross	$51,414	$35,209
Less: accumulated amortization on intangible assets	(8,923)	(6,340)
Notes receivable and related accrued interest receivable, net	5,445	5,083
Prepaid expenses and other current assets	48,287	75,056
Total other assets	$96,223	$109,008

(2) See pages 31 through 33 for definitions.

Q4 2018 Supplemental	Page 25

LEASE EXPIRATIONS
AS OF DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)
	MEGAPLEX THEATRES			RECREATION PORTFOLIO			EDUCATION PORTFOLIO
YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE YEAR ENDED DECEMBER 31, 2018	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE YEAR ENDED DECEMBER 31, 2018	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	FINANCING INCOME/RENTAL REVENUE FOR YEAR ENDED DECEMBER 31, 2018	% OF TOTAL REVENUE
2019	3	$6,511	1%	—	$—	—%	22	$9,394	1%
2020	3	3,986	1%	—	—	—%	—	—	—%
2021	9	11,106	2%	—	—	—%	—	—	—%
2022	10	20,573	3%	—	—	—%	—	—	—%
2023	9	21,257	3%	—	—	—%	1	313	—%
2024	14	28,183	4%	—	—	—%	1	1,216	—%
2025	5	10,028	2%	1	1,850	—%	—	—	—%
2026	8	16,354	2%	1	4,922	1%	—	—	—%
2027	17	24,184	4%	2	17,715	2%	6	4,558	1%
2028	14	27,451	4%	—	—	—%	1	64	—%
2029	10	12,486	2%	2	3,068	—%	—	—	—%
2030	16	21,594	3%	—	—	—%	—	—	—%
2031	14	22,847	3%	—	—	—%	10	3,965	1%
2032	7	6,565	1%	5	6,235	1%	6	7,405	1%
2033	9	6,708	1%	2	3,726	1%	5	4,151	1%
2034	2	1,977	—%	7	11,706	2%	11	23,936	3%
2035	2	2,297	—%	13	41,380	6%	9	9,955	1%
2036	2	2,393	—%	5	10,124	1%	10	15,348	2%
2037	3	7,726	1%	15	35,326	5%	9	6,384	1%
2038	2	2,294	—%	7	5,824	1%	8	4,580	1%
Thereafter	—	—	—%	2	1,008	—%	32	13,766	2%
	159	$256,520	37%	62	$142,884	20%	131	$105,035	15%

Note: This schedule relates to owned megaplex theatres, ski areas, attractions, golf entertainment complexes, other recreation properties, public charter schools, early education centers and private schools only, which together represent approximately 72% of total revenue for the year ended December 31, 2018. This schedule excludes properties under construction, land held for development, investments in mortgage notes receivable and investments in joint ventures.

Q4 2018 Supplemental	Page 26

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

			PERCENTAGE OF TOTAL REVENUE (1)	PERCENTAGE OF TOTAL REVENUE (1)
			FOR THE THREE MONTHS ENDED	FOR THE YEAR ENDED
	CUSTOMERS	ASSET TYPE	DECEMBER 31, 2018	DECEMBER 31, 2018

1.	AMC Theatres	Entertainment	18.6%	18.6%
2.	Topgolf	Recreation	11.4%	10.3%
3.	Regal Entertainment Group	Entertainment	9.5%	9.2%
4.	Cinemark	Entertainment	6.0%	6.0%
5.	Camelback Resort	Recreation	3.8%	3.8%
6.	Basis Independent Schools	Education	3.4%	3.2%
7.	Six Flags	Recreation	2.9%	1.7%
8.	Southern Theatres	Entertainment	2.6%	2.6%
9.	Endeavor Schools	Education	2.4%	2.2%
10.	Vail Resorts	Recreation	2.2%	2.4%

	Total		62.8%	60.0%

(1) Excludes prepayment fees for three months and year ended December 31, 2018

Q4 2018 Supplemental	Page 27

NET ASSET VALUE (NAV) COMPONENTS
AS OF DECEMBER 31, 2018
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
ANNUALIZED CASH NET OPERATING INCOME (NOI) RUN RATE (FOR NAV CALCULATIONS) (1)
	OWNED	FINANCED	TOTAL
Megaplex	$229,976	$240	$230,216
ERC's/Retail	40,964	—	40,964
Other Entertainment	11,876	—	11,876
ENTERTAINMENT	282,816	240	283,056
Ski Areas	24,756	12,048	36,804
Attractions	55,600	14,752	70,352
Golf Entertainment Complexes	63,852	4,920	68,772
Other Recreation	8,796	2,116	10,912
RECREATION	153,004	33,836	186,840
Public Charter Schools	41,872	11,804	53,676
Early Childhood Education (4)	14,700	—	14,700
Private Schools	27,740	404	28,144
EDUCATION	84,312	12,208	96,520

ANNUALIZED CASH NOI RUN RATE	$520,132	$46,284	$566,416
OTHER NAV COMPONENTS
ASSETS		LIABILITIES
Property under development	$287,546	Long-term debt (5)		$3,019,995
Land held for development	34,177	Series G liquidation value		150,000
Resorts World Catskills land in-service and infrastructure, net	174,677	Accounts payable and accrued liabilities (6)		160,362
Investment in joint ventures	34,486	Preferred dividends payable		6,034
Cash and cash equivalents	5,872	Unearned rents and interest (7)		19,391
Restricted cash	12,635
Accounts receivable, net (2)	25,037
Other assets (3)	32,489
Rental properties, net, related to CLA (4)	246,198
SHARES
Common shares outstanding	74,348
Effect of dilutive securities - share options	59
Effect of dilutive Series C preferred shares	2,133
Effect of dilutive Series E preferred shares	1,615
Diluted shares outstanding	78,155
(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended December 31, 2018 and excludes the "Other" segment related to Resorts World Catskills casino and resort project in Sullivan County, New York.
(2) Excludes straight-line receivable of $73.3 million.
(3) Excludes deferred tax assets of $10.8 million, deferred financing costs, net of $5.0 million, intangible assets, net of $42.5 million and notes and related accrued interest, net of $5.4 million.
(4) Includes no NOI related to CLA assets. CLA assets are disclosed at carrying value under other NAV components.
(5) Excludes deferred financing costs, net of $33.9 million.
(6) Excludes below market leases, net of $8.1 million.
(7) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $35.7 million and cash paid by tenants during construction of $24.0 million.

Q4 2018 Supplemental	Page 28

ANNUALIZED GAAP NET OPERATING INCOME
AS OF DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED GAAP NET OPERATING INCOME (NOI) RUN RATE (1)
	OWNED	FINANCED	TOTAL
Megaplex	$231,552	$224	$231,776
ERC's/Retail	39,368	—	39,368
Other Entertainment	12,316	—	12,316
ENTERTAINMENT	283,236	224	283,460

Ski Areas	25,064	12,052	37,116
Attractions	56,232	14,028	70,260
Golf Entertainment Complexes	65,600	4,912	70,512
Other Recreation	8,940	2,116	11,056
RECREATION	155,836	33,108	188,944

Public Charter Schools	48,036	14,308	62,344
Early Childhood Education (2)	17,952	140	18,092
Private Schools	30,764	456	31,220
EDUCATION	96,752	14,904	111,656

ANNUALIZED GAAP NOI RUN RATE	$535,824	$48,236	$584,060

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended December 31, 2018 and excludes the "Other" segment related to Resorts World Catskills casino and resort project in Sullivan County, New York.
(2) Includes no NOI related to CLA assets.

Q4 2018 Supplemental	Page 29

GUIDANCE
(DOLLARS IN MILLIONS EXCEPT FOR PER SHARE INFORMATION)

MEASURE	2019 GUIDANCE
Investment spending	$600.0	to	$800.0
Disposition proceeds and mortgage note payoff	$100.0	to	$200.0
Prepayment fees - entertainment and recreation properties (1)	$0.9
Prepayment fees - education properties (1)	$2.0	to	$3.0
Termination fees - education properties (2)	$12.0	to	$16.0
Percentage rent and participating interest income	$9.5	to	$11.5
General and administrative expense	$45.0	to	$47.0

FFO per diluted share	$4.87	to	$5.02
FFO as adjusted per diluted share	$5.30	to	$5.50

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	2019 GUIDANCE
Net income available to common shareholders of EPR Properties	$3.01	to	$3.21
Gain on sale of real estate (2)	(0.25)	to	(0.30)
Real estate depreciation and amortization	2.12
Allocated share of joint venture depreciation	0.04
Impact of Series C and Series E Dilution, if applicable	(0.05)
FFO available to common shareholders of EPR Properties	$4.87	to	$5.02
Transaction costs	0.28
Termination fees - education properties (2)	0.16	to	0.21
Deferred income tax expense	0.01
Impact of Series C and Series E Dilution, if applicable	(0.02)
FFO as adjusted available to common shareholders of EPR Properties	$5.30	to	$5.50

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.
(1) Prepayment penalties received related to mortgage agreements are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.
(2) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

Q4 2018 Supplemental	Page 30

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income, computed in accordance with GAAP, excluding interest expense (net), income tax expense (benefit), depreciation and amortization, gains and losses from sales of depreciable operating properties, impairment losses of depreciable real estate, costs (gain) associated with loan refinancing or payoff, gain on early extinguishment of debt and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure as it can help facilitate comparisons of operating performance between periods and with other REITs. EBITDAre does not represent cash flow from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as EBITDAre (defined above) excluding gain on insurance recovery, severance expense, litigation settlement expense, impairment of direct financing lease (allowance for lease loss portion), the provision for loan losses, transaction costs and prepayment fees and which is then multiplied by four to get an annual amount. For the three months and year ended December 31, 2017, Adjusted EBITDA was further adjusted to reflect zero Adjusted EBITDA related to one of our early education tenants, CLA. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and

Q4 2018 Supplemental	Page 31

covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO as adjusted is FFO plus costs (gain) associated with loan refinancing or payoff, transaction costs, severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of

Q4 2018 Supplemental	Page 32

direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery, and deferred income tax benefit (expense); adding non-real estate depreciation and amortization, deferred financing fees amortization, share-based compensation expense to management and trustees and amortization of above market leases, net; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), severance expense, litigation settlement expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in direct financing leases, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Q4 2018 Supplemental	Page 33

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Fourth Quarter and Year Ended December 31, 2018

Q4 2018 Supplemental	Page 34

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017

Net cash provided by operating activities	$83,446	$151,134	$140,784	$108,964	$83,539	$120,099

Equity in (loss) income from joint ventures	(5)	20	(88)	51	(14)	35
Distributions from joint ventures	—	—	(451)	(116)	—	—
Amortization of deferred financing costs	(1,490)	(1,470)	(1,439)	(1,398)	(1,588)	(1,598)
Amortization of above and below market leases, net and tenant allowances	54	55	55	417	66	55
(Decrease) increase in mortgage notes and related accrued interest receivable	(453)	596	1,219	(845)	408	1,040
Increase (decrease) in accounts receivable, net	8,680	7,995	9,222	(3,597)	1,354	(6,714)
Increase in direct financing lease receivable	63	99	203	198	205	199
(Decrease) increase in other assets	(1,662)	(1,272)	163	3,826	(534)	30
Decrease (increase) in accounts payable and accrued liabilities	6,265	(18,002)	(2,360)	9,118	(9,049)	1,689
Decrease (increase) in unearned rents and interest	15,912	(12,649)	1,997	(13,234)	18,258	(12,875)
Straight-line rental revenue	(3,216)	(3,079)	(2,060)	(1,874)	7,085	(2,357)
Interest expense, gross	36,304	36,360	36,468	36,646	37,360	36,753
Interest cost capitalized	(2,669)	(2,697)	(2,294)	(2,244)	(2,046)	(2,492)
Transaction costs	1,583	1,101	405	609	135	113
Severance expense (cash portion)	2,720	—	—	—	—	—
Prepayment fees	(7,391)	(20,026)	(47,293)	—	(834)	—
Litigation settlement expense	—	—	2,090	—	—	—
Interest coverage amount (1)	$138,141	$138,165	$136,621	$136,521	$134,345	$133,977

Net cash (used) provided by investing activities	$(104,684)	$46,868	$67,920	$(106,916)	$(67,161)	$(286,428)

Net cash (used) provided by financing activities	$(56,075)	$(116,130)	$(234,550)	$(20,798)	$6,809	$106,889

(1) See pages 31 through 33 for definitions.

Q4 2018 Supplemental	Page 35

RECONCILIATION OF QUARTERLY CASH NOI RUN RATE AND QUARTERLY GAAP NOI RUN RATE

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 28 and 29 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 37 through 41 provide reconciliations of these non-GAAP measures with respect to each segment and property type and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 37 through 39.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees, a gain from an insurance claim and a non-recurring revenue recovery.

Q4 2018 Supplemental	Page 36

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - OWNED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2018
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$58,574	$15,087	$3,204	$76,865	$5,988	$13,679	$16,853	$2,212	$38,732	$12,024	$7,658	$8,075	$27,757	$2,596	$145,950
Property operating expense	705	5,471	3	6,179	—	35	—	—	35	605	1,448	—	2,053	623	8,890
Other expense	—	—	—	—	—	(118)	—	—	(118)	—	—	—	—	443	325
Total investment expense	705	5,471	3	6,179	—	(83)	—	—	(83)	605	1,448	—	2,053	1,066	9,215
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,165)	(12,165)
Prepayment fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$57,869	$9,616	$3,201	$70,686	$5,988	$13,762	$16,853	$2,212	$38,815	$11,419	$6,210	$8,075	$25,704	$(10,635)	$124,570
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,165	12,165
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,530)	(1,530)
NOI	$57,869	$9,616	$3,201	$70,686	$5,988	$13,762	$16,853	$2,212	$38,815	$11,419	$6,210	$8,075	$25,704	$—	$135,205
Quarterly GAAP NOI run rate
NOI	$57,869	$9,616	$3,201	$70,686	$5,988	$13,762	$16,853	$2,212	$38,815	$11,419	$6,210	$8,075	$25,704	$—	$135,205
In-service adjustments (2)	561	225	—	786	21	1,102	519	23	1,665	590	(1,722)	11	(1,121)	—	1,330
Percentage rent/participation adjustments (3)	(542)	1	—	(541)	257	(688)	(972)	—	(1,403)	—	—	(395)	(395)	—	(2,339)
Non-recurring adjustments (6)	—	—	(122)	(122)	—	(118)	—	—	(118)	—	—	—	—	—	(240)
Quarterly GAAP NOI run rate	$57,888	$9,842	$3,079	$70,809	$6,266	$14,058	$16,400	$2,235	$38,959	$12,009	$4,488	$7,691	$24,188	$—	$133,956
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$231,552	$39,368	$12,316	$283,236	$25,064	$56,232	$65,600	$8,940	$155,836	$48,036	$17,952	$30,764	$96,752	$—	$535,824
Quarterly cash NOI run rate
NOI	$57,869	$9,616	$3,201	$70,686	$5,988	$13,762	$16,853	$2,212	$38,815	$11,419	$6,210	$8,075	$25,704	$—	$135,205
In-service adjustments (4)	507	—	—	507	26	1,149	518	18	1,711	331	(1,497)	13	(1,153)	—	1,065
Percentage rent/participation adjustments (3)	(542)	1	—	(541)	257	(688)	(972)	—	(1,403)	—	—	(395)	(395)	—	(2,339)
Non-recurring adjustments (6)	—	—	(122)	(122)	—	(118)	—	—	(118)	—	—	—	—	—	(240)
Non-cash revenue	(340)	624	(110)	174	(82)	(205)	(436)	(31)	(754)	(1,282)	(1,038)	(758)	(3,078)	—	(3,658)
Quarterly cash NOI run rate	57,494	10,241	2,969	70,704	6,189	13,900	15,963	2,199	38,251	10,468	3,675	6,935	21,078	—	130,033
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$229,976	$40,964	$11,876	$282,816	$24,756	$55,600	$63,852	$8,796	$153,004	$41,872	$14,700	$27,740	$84,312	$—	$520,132

Q4 2018 Supplemental	Page 37

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - FINANCED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2018

	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$56	$—	$4,401	$4,457	$3,013	$3,507	$1,228	$529	$8,277	$7,650	$35	$118	$7,803	$—	$20,537
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	—	—	—	—	—	—	—		—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepayment fee	—	—	(4,031)	(4,031)	—	—	—	—	—	(3,360)	—	—	(3,360)	—	(7,391)
Adjusted EBITDA	$56	$—	$370	$426	$3,013	$3,507	$1,228	$529	$8,277	$4,290	$35	$118	$4,443	$—	$13,146
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NOI	$56	$—	$370	$426	$3,013	$3,507	$1,228	$529	$8,277	$4,290	$35	$118	$4,443	$—	$13,146

Quarterly GAAP NOI run rate
NOI	$56	$—	$370	$426	$3,013	$3,507	$1,228	$529	$8,277	$4,290	$35	$118	$4,443	$—	$13,146
In-service adjustments (5)	—	—	(370)	(370)	—	—	—	—	—	(713)	—	(4)	(717)	—	(1,087)
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$56	$—	$—	$56	$3,013	$3,507	$1,228	$529	$8,277	$3,577	$35	$114	$3,726	$—	$12,059
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$224	$—	$—	$224	$12,052	$14,028	$4,912	$2,116	$33,108	$14,308	$140	$456	$14,904	$—	$48,236
Quarterly cash NOI run rate
NOI	$56	$—	$370	$426	$3,013	$3,507	$1,228	$529	$8,277	$4,290	$35	$118	$4,443	$—	$13,146
In-service adjustments (5)	—	—	(370)	(370)	—	—	—	—	—	(715)	—	76	(639)	—	(1,009)
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	4	—	—	4	(1)	181	2	—	182	(624)	(35)	(93)	(752)	—	(566)
Quarterly cash NOI run rate	60	—	—	60	3,012	3,688	1,230	529	8,459	2,951	—	101	3,052	—	11,571
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$240	$—	$—	$240	$12,048	$14,752	$4,920	$2,116	$33,836	$11,804	$—	$404	$12,208	$—	$46,284

Q4 2018 Supplemental	Page 38

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - TOTAL - OWNED AND FINANCED PROPERTIES (FOR NAV CALCULATIONS) - SUM OF PAGES 37 AND 38
FOR THE THREE MONTHS ENDED DECEMBER 31, 2018
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$58,630	$15,087	$7,605	$81,322	$9,001	$17,186	$18,081	$2,741	$47,009	$19,674	$7,693	$8,193	$35,560	$2,596	$166,487
Property operating expense	705	5,471	3	6,179	—	35	—	—	35	605	1,448	—	2,053	623	8,890
Other expense	—	—	—	—	—	(118)	—	—	(118)	—	—	—	—	443	325
Total investment expense	705	5,471	3	6,179	—	(83)	—	—	(83)	605	1,448	—	2,053	1,066	9,215
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,165)	(12,165)
Prepayment fee	—	—	(4,031)	(4,031)	—	—	—	—	—	(3,360)	—	—	(3,360)	—	(7,391)
Adjusted EBITDA	$57,925	$9,616	$3,571	$71,112	$9,001	$17,269	$18,081	$2,741	$47,092	$15,709	$6,245	$8,193	$30,147	$(10,635)	$137,716
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,165	12,165
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,530)	(1,530)
NOI	$57,925	$9,616	$3,571	$71,112	$9,001	$17,269	$18,081	$2,741	$47,092	$15,709	$6,245	$8,193	$30,147	$—	$148,351
Quarterly GAAP NOI run rate
NOI	$57,925	$9,616	$3,571	$71,112	$9,001	$17,269	$18,081	$2,741	$47,092	$15,709	$6,245	$8,193	$30,147	$—	$148,351
In-service adjustments (2) (5)	561	225	(370)	416	21	1,102	519	23	1,665	(123)	(1,722)	7	(1,838)	—	243
Percentage rent/participation adjustments (3)	(542)	1	—	(541)	257	(688)	(972)	—	(1,403)	—	—	(395)	(395)	—	(2,339)
Non-recurring adjustments (6)	—	—	(122)	(122)	—	(118)	—	—	(118)	—	—	—	—	—	(240)
Quarterly GAAP NOI run rate	$57,944	$9,842	$3,079	$70,865	$9,279	$17,565	$17,628	$2,764	$47,236	$15,586	$4,523	$7,805	$27,914	$—	$146,015
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$231,776	$39,368	$12,316	$283,460	$37,116	$70,260	$70,512	$11,056	$188,944	$62,344	$18,092	$31,220	$111,656	$—	$584,060
Quarterly cash NOI run rate
NOI	$57,925	$9,616	$3,571	$71,112	$9,001	$17,269	$18,081	$2,741	$47,092	$15,709	$6,245	$8,193	$30,147	$—	$148,351
In-service adjustments (4) (5)	507	—	(370)	137	26	1,149	518	18	1,711	(384)	(1,497)	89	(1,792)	—	56
Percentage rent/participation adjustments (3)	(542)	1	—	(541)	257	(688)	(972)	—	(1,403)	—	—	(395)	(395)	—	(2,339)
Non-recurring adjustments (6)	—	—	(122)	(122)	—	(118)	—	—	(118)	—	—	—	—	—	(240)
Non-cash revenue	(336)	624	(110)	178	(83)	(24)	(434)	(31)	(572)	(1,906)	(1,073)	(851)	(3,830)	—	(4,224)
Quarterly cash NOI run rate	57,554	10,241	2,969	70,764	9,201	17,588	17,193	2,728	46,710	13,419	3,675	7,036	24,130	—	141,604
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$230,216	$40,964	$11,876	$283,056	$36,804	$70,352	$68,772	$10,912	$186,840	$53,676	$14,700	$28,144	$96,520	$—	$566,416

Q4 2018 Supplemental	Page 39

RECONCILIATION OF EBITDAre, ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDA (3):	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017
Net income	$54,031	$91,833	$91,581	$29,538	$65,563	$62,954
Interest expense, net	33,515	33,576	34,079	34,337	35,271	34,194
Income tax expense	108	515	642	1,020	383	587
Depreciation and amortization	39,541	38,623	37,582	37,684	37,027	34,694
Gain on sale of real estate	(349)	(2,215)	(473)	—	(13,480)	(997)
Gain on sale of investment in direct financing leases	—	(5,514)	—	—	—	—
Impairment charges	10,735	—	16,548	—	—	—
Costs associated with loan refinancing or payoff	—	—	15	31,943	58	1,477
Equity in loss (income) from joint ventures	5	(20)	88	(51)	14	(35)
EBITDAre (4)	$137,586	$156,798	$180,062	$134,471	$124,836	$132,874
Severance expense	5,938	—	—	—	—	—
Litigation settlement expense	—	—	2,090	—	—	—
Transaction costs	1,583	1,101	405	609	135	113
Straight-line rental revenue write-off related to CLA (1)	—	—	—	—	9,010	—
Bad debt expense related to CLA (2)	—	—	—	—	6,003	—
Prepayment fees	(7,391)	(20,026)	(47,293)	—	(834)	—
Adjusted EBITDA (for the quarter)	$137,716	$137,873	$135,264	$135,080	$139,150	$132,987

Adjusted EBITDA (4)	$550,864	$551,492	$541,056	$540,320	$556,600	$531,948

ANNUALIZED ADJUSTED EBITDA (3):
Adjusted EBITDA (for the quarter)	$137,716	$137,873	$135,264	$135,080	$139,150	$132,987
Corporate/unallocated and other NOI (5)	(1,530)	(1,899)	(2,079)	(2,354)	(2,045)	(2,298)
In-service adjustments (6)	243	(3,645)	(1,785)	910	1,453	5,074
Percentage rent/participation adjustments (7)	(2,339)	(463)	517	973	(973)	(1,107)
Non-recurring adjustments (8)	(240)	24	(4)	(63)	(2,689)	(2)
Annualized Adjusted EBITDA (for the quarter)	$133,850	$131,890	$131,913	$134,546	$134,896	$134,654

Annualized Adjusted EBITDA (9)	$535,400	$527,560	$527,652	$538,184	$539,584	$538,616

See footnotes on following page.

Q4 2018 Supplemental	Page 40

RECONCILIATION OF ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017

(1) Included in rental revenue in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:
Minimum rent	$133,258	$131,450	$129,371	$125,712	$123,208	$118,179
Tenant reimbursements	3,950	3,655	3,758	3,991	4,131	3,734
Percentage rent	5,005	2,654	1,744	1,259	3,108	2,212
Straight-line rental revenue	3,216	3,079	2,060	1,874	1,925	2,357
Straight-line rental revenue write-off related to CLA	—	—	—	—	(9,010)	—
Other rental revenue	86	67	86	88	84	79
Rental revenue	$145,515	$140,905	$137,019	$132,924	$123,446	$126,561

(2) Included in property operating expense in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

Expenses related to the operations of our retail centers and other specialty properties	$8,397	$6,663	$6,419	$6,607	$6,649	$5,961
Bad debt expense	493	305	915	957	239	379
Bad debt expense related to CLA	—	—	—	—	6,003	—
Property operating expense	$8,890	$6,968	$7,334	$7,564	$12,891	$6,340

(3) See pages 31 through 33 for definitions.
(4) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(5) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(6) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(7) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(8) Non-recurring adjustments relate to certain non-recurring fee income and expense adjustments.
(9) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

Q4 2018 Supplemental	Page 41